RespireRx
Pharmaceuticals Inc.

OTC QB: RSPI

The Funding Challenges Associated with Cannabis-Derived Pharmaceuticals

Presented December 12, 2018

Jeff Margolis
SVP CFO etc
RespireRx Pharmaceuticals

December 10th – 12th 2018 | Boston, USA
international-cdp.com
iCDP International Cannabinoid Derived Pharmaceuticals Summit

Forward Looking Statements & Disclaimer

RespireRx Pharmaceuticals Inc

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 (the "Exchange Act") and the Company intends that such forward-looking statements be subject to the safe harbor created thereby. These forward-looking statements might include statements regarding the Company's future plans, targets, estimates, assumptions, financial position, business strategy and other plans and objectives for future operations, and assumptions and predictions about research and development efforts, including, but not limited to, preclinical and clinical research design, execution, timing, costs and results, future product demand, supply, manufacturing, costs, marketing and pricing factors are all forward-looking statements.

In some cases, forward-looking statements may be identified by words including "anticipates," "believes," "intends," "estimates," "expects," "plans," "contemplates," "targets," "continues," "budgets," "may" and similar expressions include, but are not limited to, statements regarding (i) future research plans, expenditures and results, (ii) potential collaborative arrangements, (iii) the potential utility of the Company's proposed products, (iv) reorganization plans, (v) the clinical, regulatory review and commercialization process and (vi) the need for, and availability of, additional financing.

The forward-looking statements included herein are based on current expectations that involve a number of risks and uncertainties. These forward-looking statements are based on assumptions regarding the Company's business and technology, which involve judgments with respect to, among other things, future scientific, economic and competitive conditions, and future business decisions, all of which are difficult or impossible to predict accurately and many of which are beyond the Company's control. Although the Company believes that the assumptions underlying the forward-looking statements are reasonable, actual results may differ materially from those set forth in the forward-looking statements. In light of the significant uncertainties inherent in the forward-looking information included herein, the inclusion of such information should not be regarded as a representation by the Company or any other person that the Company's objectives or plans will be achieved.

Factors that could cause or contribute to such differences include, but are not limited to, regulatory policies or changes thereto, available cash, research and development results, competition from other similar businesses, interest from third parties in collaborations with us and market and general economic factors.

This presentation has been compiled from publicly available information. It is designed to provide a general overview on the state of development of cannabinoid products in the U.S. and is not intended to be a comprehensive nor definitive guide to cannabinoid development. RespireRx makes no guarantee as to the accuracy of the information contained herein.

For more information about the risks and uncertainties the Company faces, see "Item 1A. Risk Factors" of the RespireRx Pharmaceuticals Inc. Annual Report on Form 10-K for the year ended December 31, 2017 and subsequent reports we file from time to time with the Securities and Exchange Commission. Forward-looking statements speak only as of the date they are made. The Company does not undertake and specifically declines any obligation to update any forward-looking statements or to publicly announce the results of any revisions to any statements to reflect new information or future events or developments.

Need to Distinguish Cannabinoids from Cannabis

We think of Cannabinoids as following a federally regulated drug development pathway

- Often synthetic - dronabinol is Δ9-THC
- Can be plant derived – Epidiolex®
- Can be plant derived and modified

We think of Cannabis as being associated with the plant itself and not following a regulated drug development pathway

- Consumer products such as marijuana cigarettes, vapes, CBD oils, edibles, etc
- Industrial products – but then we also have to distinguish between hemp and marijuana
- Grow facilities, processing, packaging

We believe that many investors currently do not make the distinction of Cannabinoids from Cannabis, nor hemp from marijuana

Investor (and Regulator/Lawmaker) Education Needed

In the Cannabinoid market, rationalization will make education easier

- Drug development and commercialization, which are federally regulated with products that are federally legal, represents an infrastructure with which drug developers and investors are familiar
- Risks and uncertainties are generally known and somewhat measurable
- Similar process as non-cannabinoid drug development
- This is true in the United States and many developed non-U.S. markets

Investor (and Regulator/Lawmaker) Education Needed

In the United States, the Cannabis universe is more difficult to understand

- State laws vary from state to state, enforcement varies and almost nothing is federally legal
- Cole Memorandum added some rationalization and predictability
- Rescinding of the Cole Memorandum by US Dept of Justice in January 2018 created significant unpredictability
- If finally enacted, 2018 Farm Act may bring back some predictability

Commercial Banking Firms

In the United States, commercial banks find it difficult if not impossible to provide traditional banking services to Cannabis companies.

We believe that:

- this is due to the federal illegality
- the anti-money laundering laws, rules and regulations play a role
- the rescission of the Cole Memorandum plays a role

We believe that, if passed, the 2018 Farm Act, will have a positive impact, at least with respect to hemp

Securities Clearing Firms

- At least some securities clearing firms have refused to hold and clear securities transactions, particularly private securities transactions in Cannabis companies.
- This situation makes trading in the stock of such companies more difficult and therefore capital formation more expensive, more time consuming and more difficult
- We have been told that the rescission of the Cole Memorandum may have a lot to do with this
- Also, anti-money laundering laws, rules and regulations
- Less problematic for Cannabinoid companies adhering to federal regulatory pathways companies than for Cannabis companies

Canada and the U.S. and Israel

Canada

- Recreational marijuana now legal in Canada
- At present, Canadian financial markets, particularly in Toronto, are receptive
- According to Forbes (Sept 26, 2018), there are about 120 Cannabis companies listed on Canadian exchanges of which approximately 100 are on the Canadian Securities Exchange and the aggregate value of the top 5 Cannabis companies trading in Canada rose from $4 billion to $40 billion in one year
- Straw poll survey of several Canadian investment banks seems to indicate that Canadian financial markets are more receptive to Cannabis than Cannabinoids (diametrically opposite of what we believe is the US market)

Canada and the U.S. and Israel

United States

- Difficult financial market regulatory market, especially after the rescission of the Cole Memorandum.
- More difficult for Cannabis because Cannabis is still federally illegal.
- Less difficult for Cannabinoid-derived pharmaceuticals due to FDA and federal legality.
- Not impossible – Tilray, Aurora Cannabis

Israel

- Hot-bed of research

RespireRx
Pharmaceuticals Inc.

OTC QB: RSPI

The Funding Challenges Associated with Cannabis-Derived Pharmaceuticals

Presented December 12, 2018

Jeff Margolis
SVP CFO etc
RespireRx Pharmaceuticals

December 10th – 12th 2018 | Boston, USA
international-cdp.com
iCDP International Cannabinoid Derived Pharmaceuticals Summit